UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2024

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive

Chicago, Illinois 60606-7147

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement

GATX Corporation (“GATX”) entered into an Underwriting Agreement (the “Underwriting Agreement”), with BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), dated June 3, 2024, pursuant to which GATX agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $200,000,000 aggregate principal amount of 6.050% Senior Notes due 2034 (the “2034 Notes”) and $400,000,000 aggregate principal amount of 6.050% Senior Notes due 2054 (the “2054 Notes” and, together with the 2034 Notes, the “Notes”), as described in the prospectus supplement, dated June 3, 2024 (the “Prospectus Supplement”), filed pursuant to GATX’s shelf registration statement on Form S-3, Registration No. 333-264721. The 2034 Notes will form a single series with and have the same terms as the $300,000,000 aggregate principal amount of 2034 Notes issued by GATX on September 8, 2023. Upon completion of this offering, an aggregate $500,000,000 of GATX’s 2034 Notes will be outstanding.

The Notes were issued under the Indenture, dated as of February 6, 2008, between GATX and U.S. Bank Trust Company, National Association, as trustee, as successor in interest to U.S. Bank National Association, and an officers’ certificate providing for the issuance of the Notes. The Underwriters delivered the Notes against payment on June 5, 2024.

Copies of the Underwriting Agreement and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated June 3, 2024, between GATX and BofA Securities, Inc. and Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Form of 6.050% Senior Notes due 2034.

4.2	Form of 6.050% Senior Notes due 2054.

5.1	Opinion of Mayer Brown LLP as to the validity of the securities being offered.

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President, Chief Financial Officer

Date: June 5, 2024